UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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PHOTONIC PRODUCTS GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PHOTONIC PRODUCTS GROUP, INC.

181 Legrand Avenue

Northvale, New Jersey  07647

Notice of Annual Meeting of Shareholders

to be Held August 22, 2005

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of PHOTONIC PRODUCTS GROUP, INC. (the “Company”) will be held at the offices of Lowenstein Sandler PC 65 Livingston Avenue, Roseland, New Jersey on Monday, August 22, 2005 at 10:00 a.m. for the following purposes:

1.     To elect two Class I Directors, to hold office for three years.

2.     To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on June 30, 2005, as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting.  Whether or not you expect to be present at the Annual Meeting, you are requested to complete and sign the enclosed proxy and return it in the enclosed envelope as promptly as possible.  Shareholders who are present at the meeting may revoke their proxies and vote in person.  We hope you will attend.

By Order of the Board of Directors

William S. Miraglia, Secretary

Northvale, New Jersey

July 15, 2005

PHOTONIC PRODUCTS GROUP, INC.

PROXY STATEMENT

The following statement is furnished in connection with the solicitation of proxies by the Board of Directors of PHOTONIC PRODUCTS GROUP, INC., a New Jersey corporation with its principal offices at 181 Legrand Avenue, Northvale, New Jersey 07647 (the “Company”), to be used at the Annual Meeting of Shareholders of the Company to be held at the offices of Lowenstein Sandler PC, 65 Livingston Avenue, Roseland, New Jersey on Monday, August 22, 2005 at 10:00 a.m.  This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about July 15, 2005.

Shareholders Entitled to Vote

Only shareholders of record at the close of business on June 30, 2005, the record date fixed by the Board of Directors, will be entitled to notice of, and to vote at, the Annual Meeting.  At the close of business on the record date, there were 7,384,974 shares of the Company’s Common Stock, par value $.01 per share (the “Common Stock”), outstanding and entitled to vote at the meeting.  Each share is entitled to one vote.

The presence in person or by proxy of owners of a majority of the outstanding shares of the Company’s Common Stock will constitute a quorum for the transaction of business at the Company’s Annual Meeting.  Assuming that a quorum is present, the election of two Class I Directors, to hold office for 3 years, will require the vote of a plurality of the shares of Common stock represented and entitled to vote at the Annual Meeting.

For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those cast “for” are included.  Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the Annual Meeting.  Owners of Common Stock are not entitled to cumulative voting in the election of directors.

Voting:  Revocation of Proxies

A form of proxy is enclosed for use at the Annual Meeting if a shareholder is unable to attend in person.  Each proxy may be revoked at any time before it is exercised by giving written notice to the secretary of the Meeting.  All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the form of proxy.  If no specification is given, the shares will be voted in favor of the Board’s nominee for director described in this Proxy Statement.

Costs of Solicitation

The entire cost of soliciting these proxies will be borne by the Company.  In following up the original solicitation of proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of the stock and may reimburse them for their expenses in so doing.  If necessary, the Company may also use its officers and their assistants to solicit proxies from the shareholders, either personally or by telephone or special letter.

Principal Shareholders

The following table presents certain information with respect to the security ownership of the directors and named executive officers of the Company and the security ownership of each individual or entity known by the Company to be the beneficial owner of more than 5% of the Company’s Common Stock outstanding (7,384,974 shares) as of June 30, 2005.  Percentages that include ownership of options or convertible securities are calculated assuming exercise or conversion by each individual or entity of the options (including “out-of-the-money options”), or convertible securities owned by each individual or entity separately without considering the dilutive effect of option exercises and security conversions by any other individual or entity.  The Company has been advised that all individuals, or entities, listed have the sole power to vote and dispose of the number of shares set opposite their names in the table.

	Percent of
Name and Address of Beneficial Owner	Number of shares		Common Stock
Clarex, Ltd. & Welland Ltd.	10,061,914	(1)	67.9%
Bay Street and Rawson Square
P.O. Box N 3016
Nassau, Bahamas

Warren Ruderman	1,172,000		15.9%
45 Duane Lane
Demarest, NJ 07627

Daniel Lehrfeld	811,150	(2)	10.0%
C/O PPGI
181 Legrand Ave
Northvale, NJ 07647

Thomas Lenagh	198,540	(3)	2.6%
C/O PPGI
181 Legrand Ave
Northvale, NJ 07647

Frank Wiedeman	140,040	(4)	1.9%
C/O PPGI
181 Legrand Ave
Northvale, NJ 07647

John Rich	54,040	(5)	0.6%
C/O PPGI
181 Legrand Ave
Northvale, NJ 07647

Jan Winston	42,440	(6)	0.6%
C/O PPGI
181 Legrand Ave
Northvale, NJ 07647

William Miraglia	104,720	(7)	1.4%
C/O PPGI
181 Legrand Ave
Northvale, NJ 07647

Devaunshi Sampat	151,450	(8)	2.0%
C/O PPGI
181 Legrand Ave
Northvale, NJ 07647

Directors and Executive	1,502,380	(9)	17.5%
Officers as a group (7 persons)

1)             Including 900,000 shares issuable upon conversion of preferred stock convertible within 60 days, 3,500,000 shares issuable upon conversion of convertible promissory notes at a per share conversion price of $1.00, and warrants to purchase 3,025,000 shares exercisable as follows: 2,625,000 at $1.35 per share, 200,000 at $1.08 per share and 200,000 at $.0425 per share.

2)             Including 641,550 shares issuable upon conversion of options exercisable within 60 days and 48,000 shares issuable upon conversion of convertible preferred stock convertible within 60 days

3)             Including 111,640 shares issuable upon conversion of options exercisable within 60 days.

4)             Including 61,640 shares issuable upon conversion of options exercisable or convertible within 60 days.

5)             Including 12,000 shares issuable upon conversion of convertible preferred stock and 36,640 shares issuable upon conversion of options exercisable within 60 days.

6)             Including 4,000 shares issuable upon conversion of convertible preferred stock and 36,640 shares issuable upon conversion of options exercisable within 60 days.

7)             Including 7,200 shares issuable upon conversion of convertible preferred stock and 94,280 shares issuable upon conversion of options exercisable within 60 days.

8)             Including 8,000 shares issuable upon conversion of convertible preferred stock and 139,850 shares issuable upon conversion of options exercisable within 60 days.

9)             Including 79,200 shares issuable upon conversion of convertible preferred stock and 1,122,240 shares issuable upon conversion of options exercisable within 60 days.

PROPOSAL ONE

ELECTION OF DIRECTORS

At the Annual shareholders’ meeting held August 7, 2002 shareholders approved the classification of our Board of Directors into three classes with staggered three-year terms of office.   Initially, two Class I directors were elected for a three-year term of office, two Class II directors were elected for a two-year term of office, and one Class III director was elected for a one-year term of office.  New directors, that are elected at an Annual Meeting of Shareholders, are elected to three-year terms.

The following table sets forth the name and age of the current members of the Board of Directors, the principal occupation or employment of the director for the past five years, the principal business of the organization in which said occupation is or was carried on, the name or any other public corporation for which each director served as a Board member, and the period during which each director has served as a director of the Company.

The Board of Directors unanimously recommends that you vote for the election of Thomas Lenagh and Daniel Lehrfeld as Class I Directors, each for three year terms.

Nominated for Election to Board of Directors:

		Term
Name and Age	Since	Ends	Positions; Business Experience
Thomas Lenagh, 79	1998	2005	Director
			Management Consultant (1990 - Present)
			Past Chairman and CEO, Systems Planning Corporation
			Financial Vice President, the Aspen Institute
			Treasurer and Chief Investment Officer, The Ford
			Foundation
			Captain, US Navy Reserve (ret.)
Daniel Lehrfeld, 61	1999	2005	Director
			President and Chief Executive Officer (2000-present),
			President and Chief Operating Officer (1999-2000),
			Vice President/General Manager (1995-1999)
			Raytheon/GM Hughes Electro-Optics Center,
			President (1989-1991)
			New England Research Center, (subsidiary)
			Deputy General Manager (1989-1995) &
			Director, Business Development, International Business,
			Operations, Cryogenic Products
			Magnavox Electronic Systems E. Coast Div.,
			Deputy Sector Director & Program Director
			Philips Laboratories Briarcliff
			North American Philips subs. Philips Electronics NV,

Group Leader/Project Leader
Grumman Aerospace Corporation

Other Continuing Elected Board of Directors:

		Term
Name and Age	Since	Ends	Positions; Business Experience
John Rich, 67	2000	2006	Chairman of the Board of Directors (Sept 2004 to present)
			Vice President/General Manager (1999-2002) Power Electronics Division, C&D technologies
			President (1990-1999), Raytheon/GM Hughes Optical Systems
			Vice President (1983-1989), Perkin Elmer Microlithography, Electro-Optics, and Systems
			Colonel, Commander, Air Force Avionics Laboratory and
			Air Force Weapons Laboratory
J. Frank Wiedeman, 89	1998	2007	Director
			Executive Director (1980 – Present)
			American Capital Management Inc.
Jan Winston, 68	2000	2007	Director
			Principal (1997-Present) Winston Consulting,
			Division Director/General Manager (1981-1997) IBM
			Corporation. Executive positions held in Development,
			Finance and Marketing.

Compensation of Directors

Each non-employee director was paid $500 during fiscal year 2004 and $400 during fiscal year 2003 for each board meeting attended and $250 during FY 2004 and $200 during fiscal year 2003 for each conference call meeting in which they participated.  Each non-employee director received 20,000 stock options, exercisable at $.50, in 2004 and 12,000 stock options, exercisable at $.50 in 2003.

Committees of the Board of Directors

Since the adoption of the Sarbanes-Oxley Act in July 2002, there has been a growing public and regulatory focus on the independence of directors.  Requirements relating to independence are imposed by the Sarbanes-Oxley Act with respect to members of the Audit Committee.  In accordance to the NASDAQ National Market definition of “independence” the Board of Directors has determined that the members of the Audit Committee satisfy such definitions of independence.  The Board met five times during FY 2004 with all members in attendance.

Audit Committee.  During 2004, the Audit Committee was comprised of 3 Directors, Thomas Lenagh, Chairman, Jan Winston and John Rich.  The Audit Committee is empowered by the Board of Directors to, among other things, serve as an independent and objective party to monitor the Company’s financial reporting process, internal control system and disclosure control system, review and appraise the audit efforts of the Company’s independent accountants, assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and the Company’s management regarding financial reporting issues, and provide an open avenue of communication among the independent accountants, financial and senior management, and the Company’s Board of Directors.  The Audit Committee met four times during the year with all members in attendance.

Audit Committee Financial Expert.  The Board of Directors of the Company has determined that Mr. John Rich is an “audit committee financial expert”; as such term is defined by the SEC.  Mr. Rich, as well as Mr. Thomas Lenagh and Mr. Jan Winston, have been determined to be “independent” within the meaning of the NASDAQ National Market definition.

Compensation Committee.  During 2004, the Compensation Committee was comprised of Mr. Frank Wiedeman, Chairman, Mr. Jan Winston and Mr. John Rich.  The Compensation Committee reviews, approves and makes recommendations to the Board of Directors on matters regarding the compensation of the Officers of the Company. The Audit Committee met three times during the year with all members in attendance.

Nominating Committee.  During 2004, the Nominating Committee was comprised of Mr. Frank Wiedeman, Chairman, Mr. John Rich, Mr. Tom Lenagh and Mr. Jan Winston.  The Nominating Committee makes recommendations to the Board of Directors for the selection of individuals to be nominated to the Board of Directors.   The Nominating Committee met once during the year with all members in attendance.

Executive Committee.  During 2004, the Executive committee was comprised of Mr. Jan Winston, Chairman, Mr. Tom Lenagh and Mr. John Rich.  The Executive committee meets with members of management on a regular basis, to discuss the operations of the Company, including approval of yearly financial plans, progress of M&A activities and other operational issues. The Executive Committee met four times during the year with all members in attendance.

Procedures for Considering Nominations Made by Stockholders.

The Nominating Committee’s charter, as reflected in Exhibit B, describes procedures for nominations to be submitted by stockholders and other third-parties, other than candidates who have previously served on the Board or who are recommended by the Board.  The charter states that a nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company.  The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above.  The charter requires a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate satisfies the criteria established by the Nominating Committee, as described below.

Qualifications.  The charter describes the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

•      must satisfy any legal requirements applicable to members of the Board;

•      must have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

•      must have a reputation in the Company’s industry, for honesty and ethical conduct;

•      must have a working knowledge of the types of responsibilities expected of members of a board of directors of a public corporation; and

•      must have experience, either as a member of the board of directors of another public or private company or in another capacity, that demonstrates the nominee’s capacity to serve in a fiduciary position.

Identification and Evaluation of Candidates for the Board.  Candidates to serve on the Board will be identified from all available sources, including recommendations made by stockholders.  The Nominating Committee’s charter provides that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by stockholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board.  The evaluation process for individuals other than existing Board members will include:

•      a review of the information provided to the Nominating Committee by the proponent;

•      a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and

•      a personal interview of the candidate;

together with a review of such other information as the Nominating Committee shall determine to be relevant.

Third Party Recommendations.  In connection with the 2005 Annual Meeting, the Nominating Committee did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of the Company’s Common Stock for at least one year.”

The Board has established a procedure that enables stockholders to communicate in writing with members of the Board.  Any such communication should be addressed to the Company’s Secretary and should be sent to such individual c/o the Company.  Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board.  Under the procedures established by the Board, upon the Secretary’s receipt of such communication, the Company’s Secretary will send a copy of such communication to each member of the Board, identifying it as a communication received from a stockholder.  Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication

Board members are encouraged, but not required by any specific Board policy, to attend the Company’s Annual Meeting.

Executive Compensation

Summary of Cash and Other Compensation

The following table sets forth, for the years ended December 31, 2004, 2003 and 2002, the cash compensation paid by the Company and its Subsidiaries, with respect to the Company’s officers, whose total annual salary and bonus exceeded $100,000, for services rendered in all capacities as an executive officer during such period:

Summary Compensation Table

					Securities
					Underlying
					Stock
Name and Principal Position	Year	Salary	Bonus		Options
Daniel Lehrfeld,	2004	$183,000	N/A		285,000
President and	2003	$156,000	N/A		50,000
Chief Executive Officer	2002	$148,000	32,500	*	110,000

Devaunshi Sampat,	2004	$171,000	N/A		50,000
Vice President,	2003	$105,000	N/A		24,000
Marketing Comm.	2002	$139,000	N/A		59,500

William Miraglia	2004	$126,000	N/A		50,000
Vice President,	2003	$101,000	N/A		24,000
Chief Financial Officer
and Secretary	2002	$105,000	N/A		45,000

*              Reflects deferred payout of bonus granted in recognition of asset sale in 2000.  Full proceeds invested in Company Series B Preferred stock.

The Company is party to an employment agreement with Mr. Dan Lehrfeld, President and CEO, that provides for a minimum annual salary during its term and severance benefits under certain conditions that include a change of control of the Company.

The aggregate minimum commitment under this agreement is as follows:

Year Ending
December 31,
2005	$185,000
2006	$185,000
2007	$185,000
2008	$185,000

Should Mr. Lehrfeld be terminated without cause during this contract period he would be entitled to one year’s salary payable in one lump sum within 30 days of termination.

There is an SEC requirement to report officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of such individual’s reported salary and bonus.  During fiscal years 2004, 2003 and 2002, respectively, no officer received any such perquisites or other personal benefits, nor were any granted.

Option Exercises and Holdings

The following table provides information concerning options exercised during 2004 and the value of unexercised options held by each of the executive officers named in the Summary Compensation Table at December 31, 2004.

Aggregated Option Exercises in Last fiscal Year and Fiscal Year end Option Values

	Shares Acquired on Exercise	Value	Number of Securities Underlying Unexercised Options at December 31, 2004 (# of shares)		Value of In-the-Money Options at December 31, 2004 ($)(1)
Name	(# shares)	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Daniel Lehrfeld	0	0	566,700	238,300	40,335	143,165

Devaunshi Sampat	0	0	105,680	75,320	34,389	55,636

William Miraglia	0	0	64,010	74,990	17,190	53,710

(1)           Based on $1.30 per share, the closing price of the Company’s Common Stock, as reported by the OTC Bulletin Board, on December 31, 2004

(2)           No stock appreciation rights were granted during the fiscal year ended December 31, 2004.

Option/SAR Grants in Last Fiscal Year

Shown below is information on grants of stock options pursuant to the 2000 Equity Compensation plan during the Fiscal year ended December 31, 2004 to the officers named below:

Individual Grants
		% of
		Total
		Options			Alternative
	Number	Granted			to Grant
	of	to	Expiration		Date Value
	Securities	Employees	or		(a)
	Underlying	in	Base		Grant Date
	Options	Fiscal	Price	Expiration	Payment
Name	Granted	Year	($/Sh)	Date	Value ($)
Dan Lehrfeld	85,000	12.50%	$0.50	Jan 2014	$40,800
Dan Lehrfeld	100,000	14.70%	$0.95	Aug 2014	$94,000
Dan Lehrfeld	100,000	14.70%	$1.35	Aug 2009	$134,000
Devaunshi Sampat	50,000	7.35%	$0.50	Jan 2014	$24,000
William Miraglia	40,000	5.88%	$0.50	Jan 2014	$19,200
William Miraglia	10,000	1.47%	$0.95	Jan 2014	$9,400

(a.)          Based on a grant date present value, derived using the Black-Scholes option pricing model with the following assumptions:  Volatility of 128.35% to 176.76%, Risk free rate of return of 5.20%, Dividend Yield of 0% and a 10 year option life.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company.  Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on the review of copies of reports and other information furnished to the Company, all Section 16(a) filing requirements applicable to the Company’s officers, directors and greater than ten percent shareowners were complied with on a timely basis.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Holtz Rubenstein & Company, LLP, (the “Auditors”) independent accountants, has been selected by the Board of Directors to examine and report on the financial statements of the Company for the fiscal year ending December 31, 2005.

Principal Accounting Fees and Services

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter (Exhibit A), all audit and audit-related work and all non-audit work performed by the Company’s independent accountants is approved in advance by the Audit Committee, including the proposed fees for such work.  The Audit Committee is informed of each service actually rendered

Audit Fees  Audit fees billed or expected to be billed to the Company by the Company’s principal accountant for the audit of the financial statements included in the Company’s Annual Reports on Form 10-K, and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, for the years ended December 31, 2004 and 2003 totaled approximately $98,500 and $74,000, respectively.

Audit-Related Fees.  The Company was billed $0 and $0 by the Company’s principal accountant for the fiscal years ended December 31, 2004 and 2003, respectively, for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the caption Audit Fees above.

Tax Fees  The Company was billed an aggregate of $8,500 and $7,500 by the Company’s principal accountant for the fiscal years ended December 31, 2004 and 2003, respectively, for tax services, principally the preparation of income tax returns.

All Other Fees  The Company incurred approximately $125,000 in fees in connection with activities related to the MRC acquisition due diligence, audit of MRC, 8-K filing, S-8 registration and S-1 registration for resale of common stock issued as a result of the private equity offering.

Representatives of Holtz Rubenstein Reminick LLP are not expected to be at the Annual Meeting of Shareholders on Monday, August 22, 2006.

Applicable law and regulations provide an exemption that permits certain services to be provided by the Company’s outside auditors even if they are not pre-approved.  The Company has not relied on this exemption at any time since the Sarbanes-Oxley Act was enacted.

The Audit Committee of the Board of Directors has considered whether the provision of information technology services and other non-audit services is compatible with maintaining the independence of the Corporation’s principal accountant. The Company did not utilize such services during 2004.

Of the time expended by the Corporation’s principal accountant to audit the Corporation’s financial statements for the year ended December 31, 2004, less than 50% of such time involved work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Report.

In connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004:

(1)   the Audit Committee reviewed and discussed the audited financial statements with the Company’s management;

(2)   the Audit Committee discussed with the Company’s independent auditors the matters required to be discussed by SAS 61;

(3)   the Audit Committee received and reviewed the written disclosures and the letter from the Company’s independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the Company’s independent auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditor’s independence; and

(4)   based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2004 Annual Report on Form 10-K.

This report shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference to any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, and shall not be deemed filed under either of such acts except to the extent that the Company specifically incorporates this information by reference.

This report is furnished by the Audit Committee of the Board of Directors.

/s/ Thomas Lenagh
Thomas Lenagh

/s/ John Rich
John Rich

/s/ Jan Winston
Jan Winston

OTHER MATTERS

At the time this Proxy Statement was mailed to shareholders, management was not aware that any other matter will be presented for action at the Annual Meeting.  If other matters properly come before the Meeting, it is intended that the shares represented by proxies will be voted with respect to those matters in accordance with the best judgment of the persons voting them.

NOTICE REGARDING FILING OF SHAREHOLDERS PROPOSALS

AT 2006 ANNUAL MEETING

Any proposal intended to be presented by a shareholder at the 2006 Annual Meeting of Shareholders must be received by the Company at the Company’s principal executive offices, 181 Legrand Avenue, Northvale, NJ 07647 no later than the close of business on March 17, 2006 to be considered for inclusion in the Proxy Statement for the 2006 Annual Meeting and by July  8, 2006 in order for the proposal to be considered timely for consideration at next years Annual Meeting (but not included in the Proxy Statement for such meeting).

The Annual Meeting of Stockholders is called for the purposes set forth in the Notice.  The Board does not know of any matter for action by stockholders at such meeting other than the matters described in the Notice.  However, the enclosed proxy will confer discretionary authority with respect to matters which are not known at the date of printing hereof which may properly come before the meeting.  It is the intention of the person named in the proxy to vote in accordance with their judgment on any such matter.

You are cordially invited to attend the Annual Meeting in person.  Your participation in and discussion of the Company’s affairs will be welcome.

By Order of the Board of Directors

William S. Miraglia, Secretary

Dated:    July 15, 2005

A copy of the Company’s annual report for the fiscal year ended December 31, 2004, including consolidated financial statements, accompanies this Proxy Statement.  The annual report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

EXHIBIT A

AUDIT COMMITTEE CHARTER

The Audit Committee is appointed by the Board of Directors of PHOTONIC PRODUCTS GROUP, INC. (“Photonic Products Group, Inc.”) to assist the Photonic Products Group, Inc. Board in monitoring (a) the integrity of the financial statements of Photonic Products Group, Inc. and its subsidiaries (the “Company”) and (b) the independence of performance of the Company’s external and, if applicable, internal auditors.

The members of the Audit Committee shall meet the independence and experience requirements of the National Association of Securities Dealers, Inc., subject to such qualifications and exceptions as may be permitted by such requirements.  The members of the Audit Committee shall be appointed from time to time by the Photonic Products Group, Inc. Board.  The Photonic Products Group, Inc. Board reserves the right to amend, modify or replace this Charter in its discretion at any time.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Audit Committee.  The Audit Committee may request any officer or employee of the Company, the Company’s outside counsel or independent auditor to attend meetings of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

The primary goals of this Charter are to specify the following:

•      the scope of the Audit Committee’s responsibilities and the approaches to be used in carrying out those responsibilities, including structure, processes and membership requirements;

•      the Audit Committee’s responsibility for (a) insuring its receipt from the Company’s independent auditor of a formal written statement delineating all relationships between such auditor and the Company, consistent with Independence Standards Board Standard No. 1, (b) actively engaging in a dialogue with such auditor with respect to any disclosed relationships or services that may impact the objectivity and the independence of the auditor and (c) taking, or recommending that the Photonic Products Group, Inc. Board take, appropriate action to oversee the independence of the independent auditor; and

•      the independent auditor’s ultimate accountability, to the Photonic Products Group, Inc. Board and the Audit Committee, as representatives of the shareholders of Photonic Products Group, Inc. and the ultimate authority and responsibility of the Photonic Products Group, Inc. Board and/or the Audit Committee to select, evaluate and, where appropriate, replace the independent auditor (or, if applicable, to nominate the independent auditor to be proposed for shareholder approval in any proxy statement).

To the extent any statement set forth below is inconsistent with the three principles set forth above, the three principles set forth above shall govern.

The Audit Committee shall make regular reports to the Photonic Products Group, Inc. Board, as required by the Delaware General Corporation Law.

Pursuant to this Charter:

1.  THE COMMITTEE

The Audit Committee of the Board of Directors of PHOTONIC PRODUCTS GROUP, INC. will consist of at least three members of the Board including a Chairman designated by the Board.  Members of the Audit Committee may not be employees of the Company.  The Committee will meet at least three times a year, with additional meetings if circumstances require, for the purpose of satisfying its responsibilities.

2.  SCOPE

The Committee serves at the pleasure of and is subject to the control and direction of the Board of Directors.

3.  RESPONSIBILITIES OF THE COMMITTEE

•      To assist the Board in fulfilling its fiduciary responsibilities to the shareholders with respect to matters relating to the Company’s business, accounting, reporting, audit and internal controls practices.

•      To maintain a direct line of communications between the Board and the Company’s independent auditors and internal auditors to provide for an exchange of views and information.

4.  FUNCTIONS OF THE COMMITTEE

The Committee will satisfy its responsibilities by completing the following functions:

•      Discuss the results of the annual internal and independent audits with management and the internal and independent auditors.

•      Consider the comments from the independent auditors and internal auditors with respect to internal accounting and management controls and the consideration given or action taken by management.

•      Appoint the independent auditors for the coming year.

•      Appraise the effectiveness of the independent audit effort through discussions with the independent auditors regarding their planned arrangements and scope of the annual audit, including fees.

•      Review the scope of planned activities and budget along with a review of the effectiveness of the Company’s internal auditors, if any.

•      Review the anticipated scope and related fees of any non-audit services to be provided by the independent auditors to ensure that these services do not detract from the independence of the auditors in their audit function.

•      Consider the comments from the independent auditors with respect to internal accounting and management controls and the consideration given or action taken by management.

•      Review the Committee’s responsibilities and functions, evaluate its performance, and institute appropriate modifications to reflect changes in the business environment.

•      Monitor the procedures or systems used in preparing the financial statements of the Company.

•      Obtain the assessment of management and the independent auditors as to the adequacy of:

•      the Company’s internal accounting procedures and controls.

•      the Company’s procedures for complying with SEC Regulations and The Foreign Corrupt Practices Act.

•      Receive and review the assessment of management as to the quality and depth of staffing in the accounting and financial departments worldwide.

•      Receive from the Company’s independent auditor a formal written statement delineating all relationships between such auditor and the Company, consistent with Independence Standards Board Standard No. 1.

•      Engage in dialogue with the Company’s independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of such firm.

•      Recommend to the Photonic Products Group, Inc. Board appropriate actions to ensure the independence of the Company’s independent auditor.

I.              Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Photonic Products Group, Inc. Board for approval.

II.            Audit Committee should meet with independent auditor without management present.

III.           Review the interim financial statements and financial results with independent auditor prior to filing Form 10-Qs.

IV.           Review Year-End financial statements and financial results prior to filing Form 10-K.

V.            Discuss required communication with independent auditor as required by SAS 61 of GAAS.

•      Review any information submitted to the Audit Committee pursuant to Section 10A of the Private Securities Litigation Reform Act of 1995.

•      Prepare the report to the Company’s Board of Directors for inclusion in the Company’s annual proxy statement.

•      Review with the independent auditor any material problems or difficulties the auditor may have encountered during an audit including any restrictions on the scope of activities or access to required information; review any management letter provided by the auditor and the Company’s response to that letter.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles.  This is the responsibility of management and the independent auditor.  Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

EXHIBIT B

PHOTONIC PRODUCTS GROUP, INC.

NOMINATING COMMITTEE CHARTER

Purposes of the Nominating Committee

The purposes of the Nominating Committee are:

•      to consider proposals made by shareholders and others to nominate specific individuals to the board of directors of Photonic Products Group, Inc. (the “Company”);

•      to identify qualified individuals for membership on such board (the “Board”); and

•      to recommend to the Board the director nominees for election at each annual meeting of shareholders and at each other meeting of shareholders at which directors are to be elected.

Membership of the Nominating Committee

The Nominating Committee:

•      shall consist of not less than four independent members of the Board, the exact number to be established by the board of directors from time to time;

•      shall consist solely of individuals who meet the independence standards set forth in Securities and Exchange Commission rules and in the listing standards, if any, applicable to the Company; and

•      shall consist solely of members who are appointed by, and who may be removed by, the Board.

Criteria for Nomination to the Board of Directors

Each individual nominated by the Nominating Committee to serve on the Board of Directors shall, in the Nominating Committee’s opinion, satisfy the following criteria (the “Minimum Criteria”) together with such other criteria as shall be established by the Nominating Committee:

•      such nominee shall satisfy any legal requirements applicable to members of the Board;

•      such nominee shall have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

•      such nominee shall have a reputation, in one or more of the communities serviced by the Company and its subsidiaries, for honesty and ethical conduct;

•      such nominee shall have a working knowledge of the types of responsibilities expected of members of the board of directors of a public corporation; and

•      such nominee shall have experience, either as a member of the board of directors of another public or private corporation or in another capacity, which demonstrates the nominee’s capacity to serve in a fiduciary position.

Procedures to be Followed with Respect to the Submission of Names for Consideration by the Nominating Committee

The following procedures (the “Minimum Procedures”) shall be utilized in considering any candidate for election to the Board at an annual meeting, other than candidates who have previously served on the Board or who are recommended by the Board.  A nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company.  In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a notice as described above.  Such notice shall set forth as to each person whom the proponent proposes to nominate for election as a director (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate satisfies the Minimum Criteria and any Additional Criteria (as defined below) established by the Nominating Committee.

In the event that a director is to be nominated at a special meeting of shareholders or is to be elected by the Board, the Nominating Committee shall develop procedures designed to conform, as nearly as practicable, to the procedures applicable to elections of Board members at annual meetings.

The Nominating Committee may, but shall not be required to, develop other procedures (the “Additional Procedures”) designed to supplement the Minimum Procedures.

Processes to be Followed in Considering Candidates

Candidates to serve on the Board shall be identified from such sources as shall be available to the Nominating Committee, including without limitation recommendations made by shareholders.

There shall be no differences in the manner in which the Nominating Committee evaluates nominees recommended by shareholders and nominees recommended by the committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board.  The evaluation process shall include (i) a review of the information provided to the Nominating Committee by the proponent, (ii) a review of reference letters from at least two sources determined to be reputable by the Nominating Committee and (iii) a personal interview of the candidate, together with a review of such other information as the Nominating Committee shall determine to be relevant.

Duties of the Nominating Committee

The Nominating Committee shall:

•          determine whether other criteria (the “Additional Criteria”), beyond the Minimum Criteria, should apply in nominating members of the Board, such Additional Criteria to

•      reflect, at a minimum, all applicable laws, rules, regulations and listing standards, if any, applicable to the Company, and

•      take into account a potential candidate’s experience, areas of expertise and other factors relative to the overall composition of the board of directors;

•          determine whether the Minimum Procedures should be supplemented with Additional Procedures relating to the information to be submitted to the Nominating Committee regarding prospective candidates;

•          annually review the size, composition and needs of the Board and make recommendations to the Board;

•          recommend to the Board the director nominees for election at the next annual meeting of shareholders;

•          consider and recommend candidates for appointment to the Board to the extent vacancies arise between annual meetings of shareholders;

•          consider director candidates submitted by shareholders and other third-parties, in accordance with the Minimum Procedures and any Additional Procedures adopted by the Nominating Committee; and

•          annually review the Nominating Committee charter and recommend to the Board any changes it deems necessary or desirable.

Meetings of the Nominating Committee

The Nominating Committee shall meet as often as necessary to carry out its responsibilities, but not less than once each year.  At the discretion of the chairperson of the Nominating Committee, but at least once each year for all or a portion of a meeting, the members of the Nominating Committee shall meet in executive session, without any members of management present.

Additional Authority of the Nominating Committee

The Nominating Committee shall have the authority, in its discretion, to retain outside counsel and other advisors.

(FRONT)

PHOTONIC PRODUCTS GROUP, INC.

181 Legrand Avenue, Northvale, NJ  07647

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints Thomas Lenagh and Daniel Lehrfeld, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, for and on behalf of the undersigned, all the shares of common stock of PHOTONIC PRODUCTS GROUP, Inc. held of record by the undersigned on June 30, 2005 at the Annual Meeting of Shareholders of the Company to be held on August 22, 2005 or any adjournment thereof, upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned and upon all such other matters that may properly be brought before the meeting, as to which the undersigned confers discretionary authority upon said proxies.  Without otherwise limiting the general authorization given hereby, said proxies are instructed to vote as directed on the reverse side.

Dated:	, 2005

This proxy must be signed
exactly as name appears hereon

Give full title if an Attorney, Executor, Administrator Trustee, Guardian, etc. For an account in the name of two or more persons only one signature is required unless the parties have agreed otherwise.

(BACK)

UNLESS OTHERWISE SPECIFIED IN THE SQUARES BELOW, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Proposal One: Election of the Board’s nominees for Class I Directors to serve for three years.

☐    FOR:  Thomas Lenagh (except as marked to the contrary below)

☐    WITHHOLD AUTHORITY to vote for the nominee

☐    FOR:   Daniel Lehrfeld (except as marked to the contrary below)

☐    WITHHOLD AUTHORITY to vote for the nominee

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.  YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND.